Exhibit 99.1

Aerkomm Inc. (OTCQX : AKOM) Investor Presentation April 2018

Disclaimer 2 AERKOMM INC. ® Copyright This presentation incorporates information from a prospectus filed with the SEC for the offering, which was declared effective on April 13 , 2018 , to which this communication relates and contains forward - looking statements . The investors should read the Company’s S - 1 registration statement, available at sec . gov, in its entirety before investing . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of the prospectus . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this prospectus may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements .

Video 1 – Services to be Provided 3 AERKOMM INC. ® Copyright

Offering Summary 4 AERKOMM INC. ® Copyright Issuer Aerkomm Inc. Security Common Stock Exchange OTCQX : AKOM Shares Outstanding Prior to Completion of Offering 41 , 460 , 097 shares of Common Stock Shares Offered 588 , 235 to 7 , 058 , 824 (based on mid - point price at $ 8 . 50 ) Price $ 7 . 50 to $ 9 . 50 per share Offering Size $ 5 , 000 , 000 to $ 60 , 000 , 000 Plus 15 % over - subscription option, if the maximum number of 7 , 058 , 824 shares are sold in the offering Use of Proceeds • Marketing Activities • Product Development • Capital Expenditures • Working Capital Lock - Up Agreement Six - month lock - up period for all directors, officers and certain shareholders Underwriter Pricing Date Boustead Securities, LLC April x, 2018

Investment Highlights

- **Business model**

  Unlike "pay to play" our business model encourages increased flight connectivity services usage, as well as marine, land-based and remote service offering.

- **Dual-band satellite technology**

  Increased data throughput via Ka/Ultra Ka band and continued reliable service outside of the Ka/Ultra Ka band coverage areas via Ku-band

- **Experienced management team**

  Extensive communications technology and aviation industry expertise

- **Growing market**

  The number of airlines offering in-flight Wi-Fi has increased over 38% over the last two years*

- **Applications beyond airlines**

  Satellite-based services for high-speed railways, maritime and cruise lines, 4G/5G backhauling, and triple-play services in remote communities

- **MOUs signed for strategic partnerships with well-known global companies in the airline, Internet, communications, and entertainment-related industries**

  e.g. Airbus, Hong Kong Airlines, Air Malta, OnurAir, Nelco, and Global Eagle Entertainment. No assurances can be given that any of these MOUs will result in a definitive agreement.

* LSE Skyhigh Economic: Dr Alexander Grous -London School of Economics and Political Science

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Company Overview 6 AERKOMM INC. ® Copyright Aerkomm Inc. founded in 2013 Plans to service airline passengers and expand to serve high - speed rail, maritime and cruise lines A development stage provider of advanced in - flight entertainment and connectivity solutions Expected Revenue: Mainly from advertisement & in - flight transactions Headquarters: Silicon Valley, California, USA Branch offices: Hong Kong, Japan and Taiwan Global Distribution: China, EU, Taiwan, Philippines, Thailand, and other countries

Corporate Structure 7 AERKOMM INC. ® Copyright Sources: The Company’s S - 1 offering prospectus Public Employee Shareholders Aircom Pacific, Inc. (California) Aircom Pacific Inc. Limited (Hong Kong) Aircom Telecom LLC (Taiwan) Aircom Pacific Ltd. (Seychelles) 13.74% 19.57% 40.11% 100.00% 100.00% 100.00% Aircom Japan, Inc. (Japan) 100.00% 100.00% 26.85% Aerkomm is a holding company. All of its business operations are conducted through its several operating subsidiaries. The chart below presents its corporate structure right before the proposed offering: Aerkomm Inc. (Nevada) Well Thrive Limited Dmedia Holding LP

Planned Service Offerings 8 AERKOMM INC. ® Copyright ■ Broadband, 4G and 5G services will offer passengers and crews freedom of choice on both exiting in - flight entertainment systems and their personal devices Hybrid Ka HTS/Ultra - Ka HTS Airborne Equipment Airborne Terminal Internet Gateway Equipment Cellular Connectivity In flight e - commerce Movies and Live TV Online/Streaming Gaming Social Media and Messaging In flight Wi - Fi ■ The Company plans to provide airline passengers with a broadband in - flight experience that encompasses a wide range of service options Multi - Band Broadband Earthstation Equipment

Core Services To Be Offered 9 AERKOMM INC. ® Copyright Black Box Live In - Flight Shopping In - Flight 3G/4G Live TV Online Gaming and Streaming Broadband Internet

Multi Band Satellite Technology 10 AERKOMM INC. ® Copyright Current Obstacles ■ Most in - flight connectivity systems currently rely on the Ku - band satellite signals for communication ■ Many players in the market are working to provide higher bandwidth and faster transmission rates using the Ka - band & Ultra - Ka ■ Few Ka - enabled satellites, which limits the coverage area in the Asia - Pacific and EU regions ■ Future SpaceX and OneWeb LEO Ultra - Ka satellites will be ready in the middle of 2022 Aerkomm plans to bring its future airline partners and their passengers the benefits of both Ka/Ultra Ka and Ku - band satellite technology Aerkomm’s Multi - Band System Ka/Ultra Ka - band ■ Increase data throughput ■ Limited coverage area in the Asia - Pacific region ■ Support future SpaceX or OneWeb LEO satellite systems for Super - High speed internet services Ku - band ■ Offer reliable service outside of the Ka - band coverage area or ■ Offer service when Ka - band is not available due to weather or other interference

Business Model 11 AERKOMM INC. ® Copyright An innovative approach that differentiates Aerkomm from existing market players ■ Partner with airlines and offer airline passengers free In - flight Entertainment and Communication services ■ Expect to generate revenue through advertising and in - flight transactions ■ Lack of connection fee drives greater usage of broadband services Old TV programs, movies, and magazines Cut off from the world Live TV, gaming, and online movies Tailored connectivity Paid Wifi Connectivity Service Free Wifi Connectivity Service THEN NOW

Video 2 - Implementation 12 AERKOMM INC. ® Copyright

Growth Strategies * 13 AERKOMM INC. ® Copyright Increase Number of Connected Aircraft Increase Passenger Use of Connectivity Expand Satellite Network Expand Satellite - Based Services to Other Markets * As of this date, we have not yet provided our services on any commercial aircraft.

Strategic Partnerships 14 AERKOMM INC. ® Copyright MOUs* signed for strategic partnerships with well - known global companies in the airline, Internet, communications, and entertainment - related industries e.g. Airbus, Hong Kong Airlines, Air Malta, Onurair Tasimacilik , Nelco , and Global Eagle Entertainment. * We cannot assure you that any of these MOUs will result in a definitive agreement.

Company Milestones

AERKOMM
SMARTER. SAFER. CONNECTED.

2015.03
Signed agreement with Hong Kong Airlines under the brand name Aircom4U

2016.01
Entered into MOU with LeTV* and Yahoo! *

2016.06
Entered into MOU with NELCO
Partner With Stelia Group to co-design future on-line base IFEC system.

2017.02
Aircom Pacific completed reverse acquisition to become wholly owned subsidiary of publicly traded Aerkomm Inc.

2017.10
Entered into MOU with PanAfriqiyah to provide services for their Malta-based fleet
Entered into LOI with Global Eagle for Malindo Air fleet

2017.12
Mr. Jeffrey Wun appointed as President and Chief Executive Officer of the Company

2018.03
Entered into MOU with Airbus , Air Malta and Onurair Tasimacilik A.S.

* Both are in the process of renewal.

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Management Team & Board of Directors 16 AERKOMM INC. ® Copyright Non - Executive Directors Management Team Jeffrey Wun CEO, President and Chairman ■ Serves as our President and Chief Executive Officer since December 31, 2017. ■ Has more than 25 years of experience in the communications industry. Y . Tristan Kuo CFO and Treasurer ■ Serves in the capacity of CFO, CIO and Controller. ■ Has more than 30 years of experience in accounting, financing and information systems for companies. Jan - Yung Lin Secretary and Director ■ Serves as a member of our board of directors. ■ Has more than 20 years in corporate and business law practices Raymond Choy Independent Director, Audit Chair ■ Extensive experience auditing the financial statements and internal controls of public and private companies. Colin Lim Independent Director ■ Has experience in the movie and copyright businesses that allows better negotiate and acquire sufficient movie copyrights and entertainment content to complement their business model. Albert Hsu Director ■ Has been admitted to practice law as a corporate and business lawyer and as a patent attorney in Taiwan since 2002. James J. Busuttil Independent Director ■ James Busuttil is a Member, Permanent Court of Arbitration (PCA), and Member, London Court of International Arbitration (LCIA).

In - Flight Wi - Fi Market 17 AERKOMM INC. ® Copyright ■ According to the London School of Economics (“LSE”) report, broadband enabled ancillary revenue is forecast at US$925.52 million for 2018. ■ The LSE study estimates that the revenue for broadband enabled ancillary revenue will be worth US$30 billion by 2035. Source: LSE Report 2018 In - Flight Wi - Fi Services Global Revenues $0 $17,500,000,000 $35,000,000,000 $52,500,000,000 $70,000,000,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 North America Europe Asia-Pacific Rest of World Total

In - Flight Wi - Fi Market 18 AERKOMM INC. ® Copyright ■ According to LSE” report, by 2035 broadband - access revenue is forecast to remain the highest single source of new ancillary revenue, accounting for 53% of the total market. ■ LSE research study has shown that for airlines, connected ancillary revenue will be worth US$30 billion by 2035.

In - Flight Connectivity 19 AERKOMM INC. ® Copyright Commercial Aircraft with IFC Number of Commercial Aircraft 0% 15% 30% 45% 60% 75% 2008 2016 2022 0 12,500 25,000 37,500 50,000 2015 2035 ■ According to global investment banking & wealth management firm William Blair & Company, in their equity report “The Internet of Everything,” commercial in - flight connectivity, or IFC, is a rapidly growing US$6 billion market. ■ William Blair reported that global industry penetration of commercial aircraft installed with IFC has grown from less than 1% in 2008 to 25% in 2016, with the expectation of 60% - plus by 2022. ■ According to the 2013 Global Industry Analyst Report (GIA), the global IFEC market revenue was forecasted to grow at a compound annual growth rate of 49.7% due to factors such as aircraft expansion, increasing passenger rates, rising penetration rates, and technological advances. The Asia Pacific region is expected to experience more rapid growth because of the demand from a huge population Source: Boeing Source: William Blair & Company, The Internet of Everything

Competitive Comparison

AERKOMM SMARTER. SAFER. CONNECTED.

GoGo Inflight Internet
Launched in 2008 with Air to Ground (ATG). ATG offer 3Mbit/s per flight. IPO on June 21, 2013 at $17 per share. GoGo has not had a profitable quarter since IPO. 2Ku offer Ku band connectivity

OnAir
Internet OnAir launch on March 2010. L Band Satellite links offer 864Kbit/s per flight. On board equipment (Satellite data Unit) provided by Thales

Panasonic
Focus on in-flight entertainment system. Launch in mid-2010 utilizing Ku band system installed by Connexion by Boeing

Global Eagle Entertainment
Founded by veterans from MGM and CBS. Focus on entertainment content deliver and licensing. GEE acquire Row 44 for $250 millions to gain connectivity and Southwest Airline as customer

	AERKOMM	gogo	onair	Panasonic	Global Eagle
L-Band	✗	✗	✓	✗	✗
Ku-Bank	✓	✓	✗	✓	✓
Ka-band	✓	✗	✗	✗	✓
Ultra Ka-Band	✓	✗	✗	✗	✗
GEO satellite	✓	✓	✓	✓	✓
LEO satellite	✓	✗	✗	✗	✗
BLACK BOX LIVE	✓	✗	✗	✓	✗
Online Streaming Game	✓	✗	✗	✗	✗
Netflix/Hulu/LeTV	✓	✗	✗	✗	✗
Cost to Airline	None	$$$	$$$	$$$	$$$
Cost to Passenger	None	$$$	$$$	$$$	$$$

✓ : planned or existing features ✗ : currently not available

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Potential to Broaden Applications Beyond Airlines 21 AERKOMM INC. ® Copyright Current Market Aerkomm’s Entertainment and Connectivity services could also be used in high - speed rail, cruise lines, remote communities, and o ther applications. Potential Markets Cruise lines High - speed rail remote communities

Use of Proceeds 22 AERKOMM INC. ® Copyright Working Capital Product Development Land and building for ground station and data center * Underwriting discount and commission Offering expenses * Depends on the amount raised in the offering.

Contact Information 23 AERKOMM INC. ® Copyright Company Aerkomm Inc. Underwriter Boustead Securities, LLC Asia Sales Group Yuanta Securities (HK) Company Ltd. Jeffrey Wun Chief Executive Officer Email: jwun@aircom4u.com Tel: +1 877 - 742 - 3094 Address: 923 Incline Way #39 Incline Village, NV 89451 U.S>A. Dan McClory Managing Director, Head of ECM, Head of China Email: dan@boustead1828.com Tel: +1 949 - 233 - 7869 Address: 6 Venture, Suite 325 Irvine, CA 92618 U.S.A. Allan Wolhardt Associate Director Email: allan.wolhardt@yuanta.com Tel: +852 6898 - 5558 Address: 23/F, Tower 1,Admiralty Centre 18 Harcourt Road, Admiralty Hong Kong